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                                                                    EXHIBIT 10.8


                         PROGRAMMING LICENSE AGREEMENT
                         -----------------------------

     THIS PROGRAMMING LICENSE AGREEMENT, dated as of June 27, 1996 (as hereafter amended or modified from time to time, this "Agreement"), between TEVECAP S.A., a Brazilian corporation ("Tevecap"), and TV FILME, INC., a Delaware corporation ("TVF").

     In consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

     1.   Television Programming License in the Existing Markets
          ------------------------------------------------------

          (a) Tevecap hereby grants to TVF an exclusive license to transmit programming available from Tevecap or its subsidiaries (hereafter referred to collectively as "TVA Programming") by means of multi-point, microwave distribution service ("MMDS") in the Brazilian cities of Brasilia, Goiania and Belem (referred to herein collectively as the "Existing Markets"), in which TVF has established MMDS systems, and Tevecap hereby agrees that, so long as this Agreement is effective, it will not compete with TVF in MMDS in the Existing Markets.

          (b) Regardless of whether TVF obtains licenses to operate hardwire cable systems (collectively referred to herein as "cable") in any of the Existing Markets after the date hereof, Tevecap hereby agrees that it will not grant to any third party a license to transmit TVA Programming by means of cable in the Existing Markets. In the event that Tevacap obtains a license to own and operate a cable system in any of the Existing Markets, Tevecap hereby agrees that it will only develop such a cable system in an Existing Market in a partnership or joint venture with TVF. The terms of such partnership or joint venture shall be mutually agreeable to both Tevecap and TVF.

     2.   Television Programming License in the Potential Markets
          -------------------------------------------------------

          (a) Tevecap hereby agrees that it will grant a non-exclusive programming license to TVF for the transmission of TVA Programming in each of the 19 markets in Brazil where TVF has filed applications with the Brazilian Ministry of Communications to obtain licenses to operate MMDS systems (collectively, the "Potential Markets") in which TVF obtains a license to operate an MMDS or cable system, subject to the provisions of paragraph (b) below.

          (b) To the extent that Tevecap has, prior to the date hereof, entered into any contractual or other binding arrangements with third parties in any
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               Potential Markets which grant exclusivity to such parties with respect to TVA Programming, Tevecap hereby agrees that it will use its best efforts to renegotiate any such arrangements so that
               (i) no third party enjoys exclusivity in respect of TVA Programming in any Potential Market, and (ii) Tevecap can grant a non-exclusive programming license to TVF in accordance with the terms of paragraph (a) above or an exclusive programming license to TVF in accordance with the terms of paragraph (c) below.

          (c)  In the event that:

               (i) TVF obtains a license to operate an MMDS or cable system in any Potential Market; and

               (ii) TVF and Tevecap are able to successfully negotiate a joint venture, partnership or other shared ownership interest in such license or system (the capital requirements of which will be funded by the parties thereto pro rata in relation to their ownership interest) for the purpose of developing such MMDS or cable system, on terms that are mutually acceptable to both TVF and Tevecap (or, alternatively, Tevecap informs TVF that it has no interest in participating with TVF in any such license or system), then Tevecap hereby agrees that it will grant to such joint venture or partnership, or to TVF, as the case may be, an exclusive programming license to transmit TVA Programming by means of MMDS and cable, subject, however, to the provisions of paragraph (b) above.

          (d) In the event TVF obtains an exclusive programming license from Tevecap to transmit TVA Programming by means of MMDS and cable in any Potential Market, TVF agrees that it will, upon the request of Tevecap, consent to the grant of a license for the transmission of TVA Programming to a third party that has obtained a cable or MMDS license in such Potential Market (a "New Licensee"), provided that TVF and such New Licensee reach
                           --------
               agreement, on terms mutually acceptable to both parties, concerning the equity or other participation by TVF in such New Licensee (or a subsidiary or affiliate thereof).

          (e) In addition to the foregoing provisions of this Section 2, Tevecap hereby agrees with TVF that it will not, from and after the date hereof, enter into, or agree to enter into, any additional contractual or other binding arrangements with third parties in any Potential Markets with respect to TVA Programming without first notifying, and obtaining the written approval of, TVF with respect to any such arrangements, which approval will not be unreasonably withheld if the existence of such additional arrangement will give Tevecap an overall strategic benefit in improving

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               Tevecap's overall presence in the market and such additional arrangement will not involve any harm to TVF, whether in an Existing or Potential Market.

     3.   Services Related to Direct-to-Home Satellite Systems ("DTH")
          ------------------------------------------------------------

          With regard to DTH, in both Ku-band and C-band transmission frequencies, so long as TVF has obtained a license to operate an MMDS or cable system in any relevant market, the parties hereto agree as follows:

          (a)  Existing Markets
               ----------------

               With regard to C-band transmission in the Existing Markets, Tevecap and TVF hereby agree to enter into a non-exclusive marketing agreement, the terms and conditions of which will be negotiated in good faith by the parties, recognizing that Tevecap cannot grant to TVF any rights that conflict with or contravene existing arrangements that Tevacap has with third parties. With regard to Ku-band transmission of TVA Programming in Existing Markets, Tevecap will use its best efforts to work together with TVF with a view towards providing TVF with a non-exclusive sales and marketing arrangement, in such markets, to the extent that existing arrangements so permit.

          (b)  Potential Markets
               -----------------

               In Potential Markets, in relation to Ku-band or C-band, the parties agree to work together to reach a mutually satisfactory arrangement that accommodates the interests of both parties, and any restrictions to which Tevecap is subject.

     4.  The Terms of Tevecap's License of TVA Programming in Favor of TVF
         -----------------------------------------------------------------

          The following terms and conditions shall apply to each programming license granted by Tevecap to TVF hereunder with respect to TVA
     Programming:

          (a) The parties hereto hereby agree that TVF will use 50% of TVF's total channel capacity to broadcast TVA Programming, provided that:

               (i) in TVF's reasonable opinion, the quality of TVA Programming remains compatible with the taste and standards of TVF's subscribers;

               (ii) Tevecap continues to own, directly or indirectly, at least
                    10% (ten percent) of the common stock of TVF;

               (iii)  Tevecap continues to be a subsidiary of Abril S.A.

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          (b)  Tevecap's programming charges to TVF in Existing and Potential
               Markets will not exceed:

               (i)  the minimum rates charged by Tevecap to other operators,

               (ii) comparable rates for other programming of a similar nature,

               it being understood that such rates may change from time to time, but at all times the provisions of clauses (i) and (ii) above will be operative with respect to such rates.

          (c) To the extent that TVA Programming licensed to TVF hereunder includes programs that are acquired by Tevecap subject to restrictions, then to the extent TVF accepts such programming, it will abide by such restrictions, provided that such restrictions are imposed by Tevecap on all other licensees of such programs.

          (d) The parties hereto acknowledge and agree that certain programs and/or channels presently included in (and to be developed by Tevecap in the future for inclusion in) TVA Programming are (or will be ) identified as TVA-exclusive programs or channels (hereinafter referred to collectively as "TVA Proprietary Programming"). TVF hereby agrees that, to the extent that TVF broadcasts any TVA Proprietary Programming in any Existing or Potential Market, TVF will not broadcast in any such market any programming acquired by TVF from Globo that is identified as a Globo-exclusive program and is directly competitive with such TVA Proprietary Programming.

          (e) (i) If TVF has available channel capacity and does not exercise its right to carry a particular Tevecap channel, then Tevecap may offer that channel to other pay television operators in the area, at a price not more favorable than the price offered to TVF.

               (ii) If all of TVF's channels are carrying programming and
                    Tevecap offers a new channel, then if in TVF's opinion, it is reasonably likely that TVF will have new channel capacity in the near future, TVF may advise Tevecap that it will exercise its right to carry the new channel on an exclusive basis, when the new channel capacity is available.

          (f)  In the event that

               (i) TVF does not exercise its right to carry TVA Programming, and

               (ii) Tevecap expects to license such programming to a competitor of TVF,

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               then Tevecap shall, at least sixty days prior to the license of
               TVA Programming by Tevecap to a competitor of TVF, advise TVF of its intention to sell such programming to such competitor.

          (g) Under no circumstances will TVF or any of its subsidiaries be required to carry TVA Programming exclusively.

     5.   Term
          ----

          The parties hereto agree that the terms of this Agreement shall be effective upon the consummation of the initial public offering of common stock of TVF and shall terminate on July 20, 2004; provided, however, that
                                                        --------  -------
     with regard to Potential Markets, the provisions of Section 4(b) above shall be effective for five years from the date hereof, and such provision shall thereafter be subject to renewal on terms and conditions mutually acceptable to the parties.

     6.   Headings
          --------

          Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

     7.   Notices
          -------

          All notices and other communications required or permitted to be given or made hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by telecopier, and shall be deemed to be given on the date such writing is delivered or sent in accordance with the provisions of this
     Section 7. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions, notices and other communications in writing shall be given or made upon the intended recipient at its address (or to its respective telecopier number) indicated on the signature page hereof.

     8.   Entire Agreement
          ----------------

          This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect thereto. This Agreement supersedes in all respects Section 11 of the Investment Agreement dated July 20, 1994 as thereafter amended and modified, among TVF, Tevecap and the other parties thereto.

     9.   Binding Effect; Assignment
          --------------------------

          This Agreement shall be binding upon, and inure to the benefit of, Tevecap and TVF, and each of their respective successors, assigns, subsidiaries and affiliates; provided, however, that neither Tevecap nor
                                  --------  -------
     TVF may assign its rights hereunder or in

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     connection herewith or any interest herein without the prior written consent of the other party hereto.

     10.  Counterparts
          ------------

          This Agreement may be executed in counterparts, both of which shall be considered one and the same agreement and each of which shall be deemed an original.

     11.  Governing Law; Submission to Jurisdiction
          -----------------------------------------

          (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

          (b) Any suit, action or proceeding against any party to this Agreement arising out of or relating to this Agreement or any transaction contemplated hereby may only be brought in any Federal or State court located in the Borough of Manhattan, The City of New York, and each such party hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Tevecap hereby appoints Peter V. Darrow, Esq. Mayer Brown & Platt, 1675 Broadway, Suite 1900, New York, New York 10019, and TVF hereby appoints Burton Lehman, Schulte Roth & Zabel, 900 Third Avenue, New York, New York 10022, as its agent for service of process in any such suit, action or proceeding. Each such party irrevocably agrees not to assert any objection which it may ever have to the laying of venue of any such suit, action or proceeding in any Federal or State court located in the Borough of Manhattan, the City of New York, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Programming
License Agreement to be executed by its duly authorized officer as of the day and year first above written.

                               TEVECAP S.A.


                               By:   /s/ Jose Augusto Pinto Moreira
                                    ------------------------------------
                                    Name:  Jose Augusto Pinto Moreira
                                    Title: Director

                               By:  /s/  Angelo Silvio Rossi
                                    ------------------------------------
                                    Name:  Angelo Silvio Rossi
                                    Title: Commercial Director


                               Address for Notices:
                               -------------------

                               Tevecap S.A.

                               Ruo do Rocio, 313

                               O4552-904 Sao Paulo

                               SP Brazil

                               Telecopier No.:  011-55-11-821-8770
                               Attention:   Claudio Dascal
                                            President and CEO

                               with a copy to:
                               --------------

                               Jose Augusto Moreira

                               Executive Vice President

                               Abril S.A.

                               Avenida Otaviano Alves de Lima, 4400

                               CEP 02909-900 Sao Paulo

                               SP Brazil

                               Telecopier No.:  011-55-11-877-1840



                               TV FILME, INC.


                               By:    /s/ Alvaro J. Aguirre
                                    ------------------------------------
                                    Name:   Alvaro J. Aguirre
                                    Title:   Chief Financial Officer
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                               Address for Notices
                               -------------------


                               TV Filme, Inc.

                               c/o ITSA-Intercontinental Telecomunicacoes Ltda.

                               SCS, Quadra 07-B1.A

                               Ed. Executive Tower

                               Sala 601

                               70.300-911 Brasilia-DF

                               Brazil

                               Telecopier No.:  011-55-61-323-5660


                               Attention:   Hermano Studart Lins de Albuquerque
                                            Chief Executive Officer